Subsidiaries of the Registrant

Inland Real Estate LB I, LLC, a Delaware limited liability company
Inland Real Estate Column I, LLC, an Illinois limited liability company
Inland Real Estate BSC, I, LLC, a Delaware limited liability company
Inland Ryan, LLC, a Delaware limited liability company
Inland Ryan Cliff Lake, LLC, a Delaware limited liability company
Inland Real Estate Advisory Services, Inc., an Illinois company
Inland Commercial Property Management, Inc., an Illinois company
Inland-Merrillville, LLC, a Delaware limited liability company
Inland Real Estate Randall Square, LLC, a Delaware limited liability company
Inland Woodlands, LLC, a Delaware limited liability company
Inland Real Estate Aurora Commons, LLC, a Delaware limited liability company
Inland Six Corners, LLC, a Delaware limited liability company
Inland Real Estate Thatcher Woods, LLC, a Delaware limited liability company
Inland Real Estate Hamilton, LLC, a Delaware limited liability company
Inland Real Estate Riverdale, LLC, a Delaware limited liability company
Inland Real Estate Deer Trace, LLC, a Delaware limited liability company
Inland 200 Celebration Place Delaware Business Trust
Inland Real Estate Townes Crossing, LLC, a Delaware limited liability company
Inland Real Estate Park Square, LLC, a Delaware limited liability company
Inland Forest Lake Marketplace, LLC, a Delaware limited liability company
Inland Real Estate Naperwest, LLC, a Delaware limited liability company
Inland Real Estate Jennings, LLC, a Delaware limited liability company
Inland Four Flaggs, LLC, a Delaware limited liability company
Inland Four Flaggs Annex, LLC, a Delaware limited liability company
Inland Brunswick Marketplace, LLC, a Delaware limited liability company
Inland Medina Marketplace, LLC, a Delaware limited liability company
Inland Shakopee Valley Marketplace, LLC, a Delaware limited liability company
Inland Shops at Orchard Place, LLC, a Delaware limited liability company
Inland Hutchinson, LLC, a Delaware limited liability company
Inland Mankato Heights, LLC, a Delaware limited liability company
Inland Caton Crossing, LLC, a Delaware limited liability company
Inland Village Ten, LLC, a Delaware limited liability company
Inland Rochester Marketplace, LLC, a Delaware limited liability company
Inland University Crossings, LLC, a Delaware limited liability company
Inland Hastings Marketplace, LLC, a Delaware limited liability company